 19  21  65  59  74  150  0  113  186  83  84  84  248  157  56  Investor Presentation  3rd Quarter 2025  Financial information

 Legal Disclosures  Forward-Looking Statements (p. 1 of 2)  We have made forward-looking statements in this document, and in documents that we incorporate by reference, that are subject to risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of operations of the Company, the Bank, First Citizens Insurance or the Company on a consolidated basis. When we use words such as “believes,” “expects,” “anticipates,” or similar expressions, we are making forward-looking statements. Forward-looking statements may prove inaccurate. For a variety of reasons, actual results could differ materially from those contained in or implied by forward-looking statements:  •Interest rates could change more rapidly or more significantly than we expect.   •The economy could change significantly in an unexpected way, which would cause the demand for new loans and the ability of borrowers to repay outstanding loans to change in ways that our models do not anticipate.   •The financial markets could suffer a significant disruption, which may have a negative effect on our financial condition and that of our borrowers, and on our ability to raise money by issuing new securities.  •It could take us longer than we anticipate implementing strategic initiatives, including expansions, designed to increase revenues or manage expenses, or we may be unable to implement those initiatives at all.   •Acquisitions and dispositions of assets and companies could affect us in ways that management has not anticipated.  •We may become subject to new legal obligations or the resolution of litigation may have a negative effect on our financial condition or operating results.   •We may become subject to new and unanticipated accounting, tax, regulatory or compliance practices or requirements. Failure to comply with any one or more of these requirements could have an adverse effect on our operations.  •We could experience greater loan delinquencies than anticipated, adversely affecting our earnings and financial condition.   •We could experience greater losses than expected due to the ever increasing volume of information theft and fraudulent scams impacting our customers and the banking industry.   •We could lose the services of some or all of our key personnel, which would negatively impact our business because of their business development skills, financial expertise, lending experience, technical expertise and market area knowledge.

 Legal Disclosures  Forward-Looking Statements (p. 2 of 2)  •The agricultural economy is subject to extreme swings in both the costs of resources and the prices received from the sale of products as a result of weather, government regulations, international trade agreements and consumer tastes, which could negatively impact certain of our customers.   •Loan concentrations in certain industries could negatively impact our results, if financial results or economic conditions deteriorate.   •Companies providing support services related to the exploration and drilling of the natural gas reserves in our market area may be affected by federal, state and local laws and regulations such as restrictions on production, permitting, changes in taxes and environmental protection, which could negatively impact our customers and, as a result, negatively impact our loan and deposit volume and loan quality. Additionally, the activities the companies providing support services related to the exploration and drilling of the natural gas reserves may be dependent on the market price of natural gas. As a result, decreases in the market price of natural gas could also negatively impact these companies, our customers.     Additional factors are discussed in this Annual Report on Form 10-K under “Item 1A. Risk Factors.” These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Forward-looking statements speak only as of the date they are made and the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date of the forward-looking statements or to reflect the occurrence of unanticipated events. Accordingly, past results and trends should not be used by investors to anticipate future results or trends.

 About Citizens Financial Services, Inc.

Company Profile



Financial Highlights

Assets: $3.1B

Gross Loans: $2.3B

Deposits: $2.4B

YTD Return on Average Assets: 1.16%

YTD Return on Average Tangible Common Equity: 15.56%(3)

Company Overview

Headquarters	Mansfield, PA
Founded	1872
Chartered	1932
Ticker	NASDAQCM: CZFS
Market Cap(1)	$261.0
Branches(2)	43
Employees(2)	367 FT – 384 PT
Institutional Ownership	27.27%
3 Mo. ADTV	9,050
52 Week H/L	$74.65 / $49.96
Chairman	R. Joseph Landy
CEO, President & Vice Chairman	Randall E. Black
Executive VP & CFO	Stephen J. Guillaume

Lines of Business

Retail Banking

- Retail Banking with 43 branches and 29 ATMs
- Mobile & Online Banking

Commercial and Agricultural

- C&I Lending
- SBA and USDA Lending
- Treasury Management
- Card & Payment Services

Consumer

- Business Banking
- Home Lending
- Personal Lending
- Indirect Auto Lending
- Secured & Unsecured Consumer Loans

Fee Businesses

- Retail Plan Admin / Custody Services
- Business, Personal, & Life Insurance
- Institutional Life Insurance
- Brokerage & Advisory Services
- Trust Services

FCCB FIRST CITIZENS COMMUNITY BANK

(1) Market Cap as of October 28, 2025
(2) Branches & Employees data as of October 28, 2025
(3) Please see appendix for non-GAAP reconciliations
Note: Holding Company data shown; Data as of September 30, 2025

5

 Financial Highlights  (1) Please see appendix for non-GAAP reconciliations  MRQ – Highlights - YTD  Profitability  Balance Sheet  Credit  2025Q3 vs. 2025Q2  September 30, 2025  Diluted EPS  $2.09  Diluted  EPS  $5.44  Net Income  $10.0M   Net   Income  $26.1 M  Core ROATCE  17.29%  Core ROATCE(1)  15.56%  Net Interest Margin  3.60%  vs. 3.47%  Core ROAA (1)  1.33%  vs. 1.13%  YTD Core ROAA(1)  1.16%  vs. 1.07%  Efficiency Ratio  55.16%  vs. 58.62%  Total Assets  $3.1B  3.0% Growth  Total Loans and Leases  $2.3B  4.20% Growth  Total Deposits  $2.4B  5.17% Growth  NPAs / Assets Ratio  0.75%  vs. 0.92%  NPLs / Gross Loans Ratio  0.88%  vs. 1.11%  Reserves / NPLs Ratio  109.2%  vs. 88.6%

 Experienced Leadership  Executive  Title  Years of Banking Experience  Joined FCCB  Randall E. Black  Vice Chairman, President & CEO  32  1993  Stephen J. Guillaume  Executive VP & CFO  16  2009  David Z. Richards Jr.  Sr Executive VP & Board Director  48  2017  Jeffrey L. Wilson  Sr Executive VP & Chief Credit Officer  38  1987  LeeAnn Gephart  Executive VP & Chief Banking Officer  19  2021  Jeffrey R White  Executive VP & COO  8  2024

 Investment Highlights  Long history of creating shareholder value and operating successfully  Tenured management with strong track record of operating high value companies   Experienced, disciplined and prudent acquirer   Strong geographic diversification presents opportunities   Steady record of high profitability  Diversity of interest earning assets  Long-term focus on shareholder returns

 Citizens Financial Services, Inc. has continually been ranked one of the top 100 best performing community banks in the nation. This ranking is based on a 3-year ROAE. Our 2012 performance ranked us as number ONE in the nation. We also continue to be ranked in the top 100 Ag lenders nationwide, 2nd for banks HQ’d in PA.  In 2022 FCCB was included in the ABA Nasdaq Community Bank Index – an indication of our progress and leadership capabilities in the market.   In 2017, Forbes Magazine began conducting customer satisfaction surveys for all banks across the nation. First Citizens Community Bank was voted “Best in State Bank” by our customers in a Forbes Magazine survey in 2018 and 2019.   FCCB was celebrated for outstanding 2020 performance in the prestigious Bank Directors Performance Scorecard, placing 29th in the nation and as the highest-ranking Pennsylvania bank.  In 2022 FCCB received the Bank On Certification, a certification promoted by the CFE Fund that is nationally awarded to banks that meet account criteria that ensures everyone has access to a safe, affordable transactional banking account.  In 2020, Banking Mid Atlantic magazine ranked FCCB as the third bank in North Central, Pennsylvania for overall quality.   First Citizens Community Bank (FCCB) has been honored with the Federal Home Loan Bank of Pittsburgh's (FHLBank) 2025 Pillars of the Community Award. This is FHLBank's highest organizational honor  2023 and 2024: FCCB was recognized by Newsweek and Plant-A Insights Group as one of the top 250 regional banks in the United States. This distinction was awarded based on a thorough evaluation of profitability, financial relevance, risk exposures, overall health, and stability, including social media and app store reviews.  A Recognized High Performer

 Business & Financial  Highlights

 Key Financial Highlights  Top Tier Consolidated

 Liquidity Position and Sources  Note: Bank level regulatory data shown  Liquidity Well-Managed to Cover Short-Term Needs  Liquidity Sources  September 30, 2025  June 30, 2025  $ in Thousands  $ in Thousands  Cash and Cash Equivalents   $34,700  $53,109  FHLB Borrowing Capacity Remaining  630,634   638,414   Brokered Deposits Capacity  550,853   532,859   FRB Borrowing Capacity  40,221   44,725   Total  $1,256,408  $1,269,107  Investments  US Gov't & Agency  $190,949  $200,974  MBS & CMO   $149,542  $145,334  Municipals  $120,474  $103,339  Corporates  $11,280  $11,255  Less: Pledged Securities  (374,865)  (364,485)  Net Unpledged Securities  $97,380  $96,417  Total Liquidity Sources  $1,353,788  $1,365,524

 Deposit Mix  Deposit Mix Analysis   Note: Bank level regulatory data shown

 Loan Portfolio Mix  Loan Type Analysis  Note: Bank level regulatory data shown

 History of Successful Growth  Total Asset Growth since 2000 ($000)  Note: Dollars in thousands

 Consistent & Attractive Returns  Historical Core ROAA (1) & ROATCE (1)  (1) Please see appendix for non-GAAP reconciliations

 History of Strong Asset Quality  Historical NPAs/Assets Trends  NCOs/Avg Loans:  0.06%  0.03%  0.00%  0.03%  0.11%  0.05%

 Note: Financial and transaction value shown as of announcement of transaction  Successful Track Record of Prudent Acquisitions  Transaction:  FNB of Fredericksburg  MidCoast Community Bancorp, Inc.  HV Bancorp, Inc.  Total Whole Bank Acquisitions Since January 1, 2015  Geography:  Fredericksburg, PA  Wilmington,   DE  Doylestown,  PA  --  Date Closed:  12/11/2015  4/17/2020  6/16/2023  --  Locations:  7  3  12  22  Purchase Price:  Cash & Stock:  $23.0 million  Cash & Stock:  $29.5 million  Cash & Stock:  $67.9 million  --  Target Assets   ($M):  $232  $269  $571  $1,072  Target Loans   ($M):  $146  $231  $391  $769  Target Deposits ($M):  $214  $213  $482  $909  CZFS Acquisitions since January 1, 2015 appendix

Non-GAAP Reconciliation – Tangible Book Value

	For the Twelve Months Ended,			For the Quarter Ended,			
Dollars in thousands	12/31/2022	12/31/2023	12/31/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025
Total common equity	$200,147	$279,666	$299,734	$299,734	$308,296	$313,653	$327,682
Total intangible assets	32,648	89,408	88,650	88,650	88,464	88,288	88,132
Tangible common equity	$167,499	$190,258	$211,084	$211,084	$219,832	$225,365	$239,550
Total assets	$2,333,393	$2,975,321	$3,025,724	$3,025,724	$3,016,338	$2,967,274	$3,056,269
Total intangible assets	32,648	89,408	88,650	88,650	88,464	88,288	88,132
Tangible assets	$2,300,745	$2,885,913	$2,937,074	$2,937,074	$2,927,874	$2,878,986	$2,968,137
Accumulated other comprehensive gain (loss) income	($33,141)	($24,911)	($23,521)	($23,521)	($20,239)	($21,026)	($14,650)
TCE / TA	7.28%	6.59%	7.19%	7.19%	7.51%	7.83%	8.07%
TCE / TA (Excl. AOCI)	8.72%	7.46%	7.99%	7.99%	8.20%	8.56%	8.56%
Tangible Book Value Per Share	$40.81	$39.63	$43.91	$43.91	$45.73	$46.88	$49.83

FCCB
FIRST CITIZENS COMMUNITY BANK

20

Non-GAAP Reconciliation